Exhibit 99.2

Consumer Portfolio Services, Inc. Historical Timeline of Significant Events Nasdaq: CPSS

Cautionary Statement Information included in the following slides is believed to be accurate, but is not necessarily complete. Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS' sticker symbol, which is "CPSS." 2

Founded March 1991AcquiredG&A Financial Appointed servicer of RTC portfolios, $16.5 million Flow purchase program with GECCYTD $1.4 mm contracts purchased 1991

YTD $16.1 mm contracts purchased IPO -$5.0 mm for 20% of Company @ $5.00 per share1992GECC commitment fulfilled 4

5YTD $35.9 mm contracts purchased $50.0 mm contract purchase commitment from institutional investor -“A”rated ABS structures$2.0 mm convertible note issued to institutional investor $3.0 mm convertible note issued to institutional investor A second $50.0 mm contract purchase commitment from institutional investor

$24.0 mm “AAA”ABS insured by FSA (the Company’s first)$13.1 mm ABS$28.9 mm ABS1994 $50 mm warehouse facility with GECC $28.9 mm ABS YTD $132.0 mm contracts purchased Managed portfolio = $168.4 mm6

YTD $192.5 mm contracts purchased Managed portfolio = $288.9 mm$56.5 mm ABS (first “B”Piece)$100.0 mm warehouse with GECC$20.1 mm ABS$51.9 mm ABS$47.4 mm ABS$13.3 mm secondary equity offering $20.0 mm public RISRs1995 7

$88.9 mm ABS(first public issuance)2 for 1 stock split1996 $92.9 mm ABS $67.1 mm ABS $92.1 mm ABS YTD $351.4 mm contracts purchased Managed portfolio = $505.9 mm 8

Est. servicing branch in Chesapeake, VA 1997 $119.4 mm ABS $150.0 mm warehouse with First Union $105.9 mm ABS $95.7 mm ABS $102.3 mm ABS $20.0 mm public PENs $15.0 mm Stanwich Financial debt $150.0 mm ABS YTD $600.1 mm contracts purchased Managed portfolio = $902.7 mm
600.1 mm contracts purchased Managed portfolio = $902.7 mm 9

10 YTD $1.1 billion contracts purchased Managed portfolio = $1.5 billion$187.0 mm ABS$211.0 mm ABS$240.3 mm ABS$310.0 mm ABS$33.0 mm residual financing Cross collateralized ABS hit default levels -Cash releases suspended Equity downgraded; Stock to $2.00Global financial crisis temporarily cripples ABS markets First LLCP debt; $25.0 mm plus 3 mm warrants1998

1999YTD $424.4 mm contracts purchased Managed portfolio = $821.0 mm Approx. $420 mm sold, servicing released$5.0 mm new LLCP debt; 1.3 mm warrants$318.0 mm contract sale to GECC at discount; servicing released GECC & First Union warehouse lines terminated Fairlane flow purchase program starts FSA agrees to 21% enhancement on existing deals; ABS resume cash releases YTD $28.0 mm spread cash released

YTD $607.0 mm contracts purchased Managed portfolio = $411.9 mm Approx. $600 mm sold, servicing released$16.0 mm new LLCP debt Nuvell flow purchase program starts Residual facility paid off CPS named in Stanwich Financial litigation$75.0 mm warehouse facility with Greenwich & FSA 2000 YTD $81.0 mm spread cash released

2001YTD $672.3 mm contracts purchased Managed portfolio = $285.5 mm Approx. $ 535 mm sold, servicing released YTD $43.7 mm spread cash released$8.0 mm debt repurchase from LLCP & Stanwich Financial Nuvell program terminated$82.6 mm ABS, insured by FSA, marks return to ABS market

2002 $99.3 mm ABS YTD $463.3 mm contracts purchased Managed portfolio = $595.2 mm Approx. $180 mm sold, servicing released Acquired MFN for $123.2 mm($380.0 mm portfolio)Fairlane program terminated$100.0 mm additional warehouse with West LB & XL Capital$55.0 mm ABS$130.5 mm ABS; (first XL Capital deal)

2003 Change in ABS structures to eliminate gain on sale in favor of portfolio accounting YTD $357.3 mm contracts purchased Managed portfolio = $741.1 mm Acquired TFC for $23.7 mm($150.0 mm portfolio)$25.0 mm new LLCP debt$87.5 mm ABS$145.4 mm ABS$109.0 mm ABS$75.0 mm ABS

2004Acquired SeaWest assets for $63.2 mm($75.0 mm portfolio)$25.0 mm new LLCP debt$100.0 mm ABS$82.1 mm ABS$96.4 mm ABS$92.8 mm ABS insured by Radian & XL Capital(TFC & SeaWest)$120.0 mm ABS Stanwich Financial debt repaid; Settling primary claims in CA litigation $44.0 mm “BBB” rated “NIM”ABS $44.0 mm “BBB”rated “NIM”ABS YTD $447.2 mm contracts pu rchased Managed portfolio = $906.9 mm

2005$137.4 mm ABS Settlement of Stanwich Financial BK claim in CA$100.0 mm Renewable Note registration First profitable quarter since change in ABS structures to portfolio accounting$137.5 mm ABS Through September 30, 2005, $503.1 mm contracts purchased Managed portfolio = $1,055.9 mm$183.3 mm ABS Second warehouse with Bear Stearns of $150.0 mm$45.8 mm NIM ABS

Consumer Portfolio Services, Inc.Nasdaq: CPSS